Disciplined Growth Investor Presentation March 2017

Safe Harbor Statement 2 This presentation contains unaudited financial information and forward-looking statements. Statements that are not historical are forward-looking statements and may contain words such as “may”, “will” ,“believe”, “expect”, “anticipate”, “intend”, “plan”, “project”, “estimate”, and “objective” or similar terminology, concerning the company’s future financial performance, business strategy, plans, goals and objectives. These expressions are intended to identify forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning the Company’s possible or assumed future performance or results of operations and are not guarantees. While these statements are based on assumptions and judgments that management has made in light of industry experience as well as perceptions of historical trends, current conditions, expected future developments and other factors believed to be appropriate under the circumstances, they are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different. Such risks and uncertainties include, but are not limited to, economic conditions, product and price competition, supplier and raw material prices, foreign currency exchange rate changes, interest rate changes, increased legal expenses and litigation results, legal and regulatory developments and other risks and uncertainties described under Item 1A, Risk Factors, in the Company’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission. Such forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements regardless of new developments or otherwise. This presentation also contains certain measures that are not in accordance with U.S. generally accepted accounting principles (“GAAP”). The non-GAAP financial information presented herein should be considered supplemental to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company has provided this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations, and to provide an additional measure of performance which management considers in operating the business. A reconciliation of these items to the most comparable GAAP measures is provided in our filings with the SEC and in the Appendix to this presentation.

About Federal Signal • Founded in 1901, joined NYSE in 1969 (“FSS”) • Diversified industrial manufacturer of specialized environmental cleaning vehicles such as street sweepers, sewer cleaners and hydroexcavators; as well as safety and security products including audible and visual warning devices • Headquartered in Oak Brook, Illinois with 10 manufacturing facilities worldwide • Leading brands of premium, value-adding products and systems 3

An Experienced Leadership Team 4 Brian Cooper Chief Financial Officer  Appointed May, 2013  Previously served as Chief Financial Officer of Westell Technologies, Inc. from 2009-2013  Previously with Fellowes, Inc. (CFO), United Stationers, Borg-Warner Security and Amoco Jennifer Sherman President and Chief Executive Officer  Appointed January, 2016  Previously Chief Operating Officer, Chief Administrative Officer, Secretary and General Counsel, with operating responsibilities for the Company’s Safety and Security Systems Group  Joined Federal Signal in 1994 as Corporate Counsel Ian Hudson Vice President, Corporate Controller  Appointed August, 2013  Previously served as Director of Accounting – Latin America and Asia Pacific at Groupon, Inc.  13+ years public accounting experience with Ernst & Young, LLP Svetlana Vinokur Vice President, Treasurer and Corporate Development  Appointed April, 2015  Previously served as Assistant Treasurer for Illinois Tool Works Inc., Finance Head of M&A Strategy at Mead Johnson Nutrition Company, and senior associate for Robert W. Baird & Company’s Consumer and Industrial Investment Banking group

Positioned for Long-Term Growth  Two platforms poised for profitable growth  Attractive mix of municipal and industrial end markets  Revitalized new product development initiative  Active M&A pipeline  Strong balance sheet and cash flow Ongoing focus on continuous improvement utilizing “80/20” principles 2010 - 2015 2016 2017 and beyond • Introduced 80/20 and continuous improvement focus • Started portfolio realignment with the divestiture of FSTech Group • Executed successful turnaround • Implemented planned CEO transition • Completed portfolio realignment with the divestiture of Fire Rescue Group • Completed two strategic acquisitions – JJE and Westech • Strategic debt refinancing • Poised for sustained long-term growth • Delivering on strategic initiatives • Active M&A process • Targeting 12% long-term consolidated operating margin 5

Serves the needs of municipalities and industrial verticals for audible and visual safety and security notification devices and systems Two Attractive Platforms 6 Environmental Solutions Group (ESG) Safety and Security Systems Group (SSG) $491 M $217 M Serves municipal, industrial, and utility markets for surface and sub-surface cleaning, safe-digging and infrastructure maintenance

Environmental Solutions Group (ESG) 7 During 2016 we expanded our product portfolio to offer customers a comprehensive solution of new and used equipment, parts & service and rental offerings Markets Served Rental/Aftermarket Distribution Brands End Markets and Channels Aggregate addressable market estimated to be over $2 B; most businesses hold #1 or #2 position Street sweeping Municipal Dealer Sewer cleaning Municipal Dealer Safe digging Industrial Utility Oil & Gas Direct / Dealer Industrial cleaning Industrial Direct Municipal Dealer Application Municipal Dealer Industrial Utility Oil & Gas Direct Products Provide parts / service / refurbishment / rental offering through the network of 24 locations in US and Canada Largest Canadian distributor of maintenance equipment to municipalities ESG products Other OEM’s products such as snow equipment and garbage trucks

ESG: Market Influencers and Where We Play 8 Municipal/Government Industrial Cleaning Construction & Industrial Utility Oil and Gas Other (Rental) 2016 End Markets by Users1 75% 25% 2016 Sales by Geography U.S. Non-U.S.  Economic recovery supports state and local funding for sweepers and sewer cleaners  Funding for sewer cleaners through water tax revenues adds further stability  Recovering oil & gas markets expected to benefit hydro-excavation and industrial cleaning business  Aging infrastructure, pipeline expansion, and increasing urbanization support long-term demand for safe digging products  Near-term upsides from prospective infrastructure spending Market Dynamics Source: Management Estimates 1) 2014-15 contribution from oil & gas was significantly higher, estimated at ~10%

Safety and Security Systems Group (SSG) 9 Serves the needs of government and industrial verticals for audible and visual safety and security notification devices Public Safety and Security Signaling Systems Brands Lights and siren products for Police, Fire and Heavy Duty (HD) end-markets Audible and visual signaling devices Municipal Distributor Industrial Oil & Gas Commercial Heavy Industry Manufacturing Indirect Outdoor Warning Public Address General Alarming (PAGA) Security Systems Municipal Oil & Gas Commercial Direct Application End Markets and Channels Products * Management estimates Addressable Market * $1.0 B $600 M $1.8 B

SSG: Market Influencers and Where We Play 10 65% 35% 2016 Sales by Geography U.S. Non-U.S. Municipal/Government Industrial Cleaning Construction & Industrial Utility Oil and Gas Other 2016 End Markets by Users  Increased national focus on issues of public safety and law enforcement, and rising public expectations for transparency and accountability driving demand for safety and security products  Recovery in oil & gas will benefit signaling products and systems applications for hazardous areas  Rising occurrence of natural and man-made disasters  Shift in customer preference towards inter- connected platforms expected to drive demand for security systems integration Market Dynamics Source: Management Estimates 1) 2014-15 contribution from oil & gas was higher, estimated at ~20%

Federal Signal Strategic Focus 11 Optimize Existing End-Markets  Invest to grow revenue faster than GDP  Continue to improve manufacturing efficiencies and costs  Leverage our existing plants and invested capital Grow in New End-Markets  Innovate to develop new product applications for adjacent end- markets  Build new sources of profitability, including service, recurring and after-market revenue streams  Targeting North American utility and global signaling markets Execute on Acquisition Objectives  Complete previously announced goal of adding $250 M in revenues through strategic acquisitions by end of 2018 (~50% complete)  Successfully integrate acquired businesses  Deliver on strategic objectives for recent acquisitions

ESG Strategic Initiatives 12  Maintain or achieve leading market position in all product categories for North American governmental market  Refocus on dealer development  Renewed focus on product development  Increase equipment sales in North American non-governmental markets  Utility market initiative  Geographic expansion in Canada  Become a provider of choice for all customer needs  New rental offering  Used equipment  Parts and service

SSG Strategic Initiatives 13  Defend and expand leading market share positions in police, signaling and outdoor warning markets  New products and portfolio optimization  Grow into heavy duty and fire adjacencies  “Go to Market” initiatives  Capture higher share of municipal spending by police departments  Selective expansion into upfitting  Body worn video solutions  Grow security business through sequential regional roll-out  Chicago focus with subsequent expansion into select major cities

2016-2020 CAGR ≥ 9% Our 2020 Revenue Goal 14 $1.0 B+ $708 M Key Drivers • Full-year impact of 2016 completed acquisitions • Modest recovery in our end markets • GDP growth • Strategic initiatives that drive growth above GDP growth rates • Additional acquisitions, including completion of our existing $250 M revenue goal by 2018 2016 2020 Goal

Priority Driven Capital Allocation

1. Reinvest in the Business

- Organic projects leverage existing assets, generally require limited cash investment
- Innovation R&D efforts target new and updated products
- Generally, already funded within operating results, cash flow and normal capital expenditures

2. Acquisitions

- Desire to add $250 M from acquisitions to our revenue run-rate by end of 2018
- Focused primarily on acquisitions that fit closely within our existing products and services, manufacturing competencies, channels and customers

3. Dividend Policy

- Provide a competitive dividend yield while funding business growth
- At $0.07 per share, dividend yield is ~2%
- Paid dividends of $16.9 M in 2016 compared to $15.6 M in 2015

4. Share Repurchase

- Opportunistic share buybacks as a return of cash to our shareholders
- Spent $37.8 M in 2016 (average price of $12.75/share) vs. $10.6 M in 2015
- Remaining repurchase authorization is $31 M

Cash Deployment (2014-16)[1]



Share Repurchase 26%
Capex 12%
Dividends 17%
Acquisitions 45%

1) Chart depicts use of cash for each category, relative to the total cash used on all four activities, for the cumulative period 2014-16; excludes investment in rental fleet, which are reported as part of operating cash flows

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Renewed Focus on Product Development 16 1  Kicked off innovation refocus in late 2013  Re-allocated engineering resources toward innovation  Implemented innovation development processes and project management – several projects underway that have originated from customer & market-based needs assessment  Created first ESG Innovation Project Team in 2014  Successful launch of the ParaDIGm vacuum excavator  Most successful new product launch in over a decade  Initial market demand exceeding expectations  Announced a Winner of 2016 Chicago Innovation Awards  Spending will vary year-to-year with project staging R&D spend is focused on product line extensions, cost optimization, product portfolio redesign and other current business model demands

Sample of New Product Development Initiatives Environmental Solutions Group (ESG) Safety and Security Systems Group (SSG)New Markets Optimize Existing Markets • ParaDIGm • Water recycler • Vehicle-based monitoring and reporting solutions • Trailer-mounted jetter • Improved air sweeper offerings • Global Series signaling devices • Body-worn video solutions 1 • Smart warning systems capitalizing on IoT technologies • Re-architected signaling products to enhance production and performance 17

• Niche market leader (product, geography, end-market) • Sustainable competitive advantage • Deep domain expertise (technology, application, manufacturing) • Strong management team • Leverages FSC’s distribution and manufacturing capabilities • Solid growth potential • Through-the-cycle margins comparable to or higher than FSC’s target operating margins • Ideally, identifiable synergies and recurring revenue opportunities • Return on capital greater than our cost of capital, appropriately adjusted for risk M&A Target Evaluation Target companies that accelerate Federal Signal current strategic initiatives or provide a platform for growth in adjacent markets or new geographies B us in es s Ch ar ac te ri st ic s Fi na nc ia l Ch ar ac te ri st ic s 18 2

* Estimated % of JJE 2015 revenues based on unaudited financial statements prepared in accordance with ASPE. Completed Acquisition  Acquired valuable expertise in rentals, used equipment, parts and service  Platform for industrial sales into Canada  Significantly expands our footprint from 13 to 21 service centers throughout North America  Strong management team  Integration largely complete  Performing in line with expectations 19 2 Joe Johnson Equipment (“JJE”) – Platform for Industrial and Geographic Growth

Returning Value to Shareholders 20 Cash Returns to Stockholders Declining Debt and Leverage …while maintaining a strong Balance Sheet 43 5.9x 2.9x 1.3x 0.5x 0.4x 0.8x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 2011 2012 2013 2014 2015 2016 To ta l D eb t / A dj us te d EB IT D A 0.0 10.3 10.6 37.8 5.6 15.6 16.9 0 10 20 30 40 50 60 2013 2014 2015 2016 $ in m ill io ns Share Repurchases Dividends

2016: In Review  Steady progress over last 5 years via:  80/20 implementation  Pricing improvements  Efficiencies from leveraging volume  2016 Business Highlights  Public Safety Systems continued to profitably gain market share  Elgin sweeper business posted second highest year ever, in terms of profitability  Continued stability in municipal demand for other Federal Signal products  Weakness in incoming industrial orders due to downswing in end markets related to oil & gas  Negative impact on margins from volume de- leverage 21 Targeting 12% Company Operating Margin Revenue 428 474 537 534 491 240 239 243 234 217 668 713 779 768 708 2012 2013 2014 2015 2016 $ in m ill io ns ESG SSG 6.6% 8.7% 11.4% 13.5% 9.1% 2012 2013 2014 2015 2016 A dj us te d O pe ra ti ng M ar gi n %

2017 Outlook

Adjusted EPS ranging from $0.70 to $0.78

Key Assumptions

- Adjustments to include items related to acquisitions
- Depreciation to increase by ~$8 M to $10 M
  - *Reflects full year of JJE and depreciation of rental fleet*
- Nominal increases in capital expenditures vs. 2016 (excluding investment in rental fleet)
- Income tax rate of ~34%
- Additional SEG&A expenses, including R&D, in support of long-term strategic initiatives. Net reduction of ~$0.02 to $0.03 reflected in 2017 Adjusted EPS outlook
- Interest expense reflects no significant change in current debt levels
- Soft Q1 EPS expected at ~14-16% of annual EPS

Tailwinds

+ Stable municipal demand
+ Improving recent order patterns and sales funnels, with benefits beginning in Q2
+ Full year of Paradigm sales into utility and construction end-markets
+ Full year impact from 2016 acquisitions

Headwinds

– Uncertain oil & gas markets, which impacts our hydro-excavation products and signaling business
– Continued strength of US dollar benefiting foreign competitors and reducing value of overseas earnings
– Entered 2017 with reduced backlog carrying lower gross margin

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Positioned for Long-Term Growth  Two platforms poised for profitable growth  Attractive mix of municipal and industrial end markets  Revitalized new product development initiative  Active M&A pipeline  Strong balance sheet and cash flow • Achieve at least $1.0 B of revenue by 2020 • Deliver on strategic initiatives • Maintain active M&A initiative 23 2017 and Beyond

Appendix 24 I. Company Products (Pictured) II. Total Debt to Adjusted EBITDA III. Adjusted Operating Margin IV. Estimated Global Sales V. Investor Information

Appendix I: Environmental Solutions Group 25

Appendix I: Safety and Security Systems Group 26

Appendix I: Integrated Systems Division 27 Enterprise Integrated Command Solution Sensors/Detectors Control Modules/Nodes Public Address Cameras Intercoms Visual Signals Telephony Audible Devices Outdoor Warning Sensors/Detectors SmartMsg Enabled Systems Control Modules/Nodes Control Modules/Nodes Networked PAGASYS Rack

Appendix II: Total Debt to Adjusted EBITDA

The Company uses the ratio of total debt to adjusted EBITDA as one measure of its long-term financial stability. The ratio of debt to adjusted EBITDA is a non-GAAP measure that represents total debt divided by the trailing 12-month total of income from continuing operations before interest expense, debt settlement charges, acquisition and integration related expenses, restructuring charges, purchase accounting effects, other (income) expense, income tax expense, and depreciation and amortization expense. The Company uses the ratio to calibrate the magnitude of its debt and its debt capacity against adjusted EBITDA, which is used as an operating performance measure. We believe that investors use a version of this ratio in a similar manner. In addition, financial institutions (including the Company's lenders) use the ratio in connection with debt agreements to set pricing and covenant limitations. For these reasons, the Company believes that the ratio is a meaningful metric to investors in evaluating the Company's long-term financial performance and stability. Other companies may use different methods to calculate total debt to EBITDA. The following table summarizes the Company's ratio of total debt to adjusted EBITDA, and reconciles income from continuing operations to adjusted EBITDA as of and for the trailing twelve month periods ended:

($ in millions)	2011	2012	2013	2014	2015	2016
Total Debt	$ 217.4	$ 157.8	$ 92.1	$ 50.2	$ 44.1	$ 64.0
Income from continuing operations	8.1	15.5	152.5	59.7	65.8	39.4
Add:						
Interest expense	16.2	21.3	8.9	3.6	2.3	1.9
Debt settlement charges	-	3.5	8.7	-	-	0.3
Acquisition and integration related expenses	-	-	-	-	-	1.4
Restructuring	-	1.4	0.7	-	0.4	1.7
Purchase accounting effects	-	-	-	-	-	3.9
Other (income) expense, net	-	0.9	0.1	1.7	1.0	(1.3)
Income tax expense	2.0	1.4	(108.6)	23.7	34.1	17.4
Depreciation and amortization	10.5	10.6	11.0	11.5	12.3	19.1
Adjusted EBITDA	$ 36.8	$ 54.6	$ 73.3	$ 100.2	$ 115.9	$ 83.8
Total debt to adjusted EBITDA ratio	**5.9**	**2.9**	**1.3**	**0.5**	**0.4**	**0.8**

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The Company references adjusted operating margin in these materials. Adjusted operating margin is a non-GAAP measure that represents total consolidated operating income (as reported) plus acquisition and integration related expenses, restructuring charges and purchase accounting effects and divides the sum by total sales, as reported. The Company believes that adjusted operating margin is representative of the Company’s underlying performance and improves the comparability of operating results between reporting periods. The following table summarizes the Company’s adjusted operating margin, and reconciles the amounts to the most applicable GAAP measure in the of the five years in the period ended December 31, 2016: ($ in millions) 2012 2013 2014 2015 2016 Total Sales, as reported 668.1$ 712.9$ 779.1$ 768.0$ 707.9$ Operating income, as reported 42.6 61.6 88.7 103.2 57.7 Add: Acquisition and integration related expenses - - - - 1.4 Restructuring 1.4 0.7 - 0.4 1.7 Purchase accounting effects - - - - 3.9 Adjusted Operating Income 44.0$ 62.3$ 88.7$ 103.6$ 64.7$ Operating Margin, as reported 6.4% 8.6% 11.4% 13.4% 8.2% Adjusted Operating Margin 6.6% 8.7% 11.4% 13.5% 9.1% Appendix III: Adjusted Operating Margin 29

72% 12% 16% Sales by domestic subsidiaries within U.S. Sales by domestic subsidiaries outside of U.S. * Sales by non-U.S. subsidiaries outside of U.S. ** Sales allocations for period ending December 31, 2016 * Sales from the U.S. are predominantly denominated in U.S. dollars. ** Sales from and within other currency zones are predominantly in the source-location currencies. Appendix IV: Estimated Global Sales (in $US) 30

31 Stock Ticker NYSE: FSS Website www.federalsignal.com/investors Headquarters 1415 W. 22nd Street, Suite 1100 Oak Brook, IL 60523 Investor Relations Contacts: Telephone: 630-954-2000 Brian Cooper BCooper@federalsignal.com SVP, Chief Financial Officer Svetlana Vinokur SVinokur@federalsignal.com VP, Treasurer and Corporate Development Appendix V: Investor Information